REVENUES	12 Months Ended
Dec. 31, 2024
Disclosure Of Revenue [Abstract]
REVENUES
NOTE 12:	REVENUES
	Year ended December 31
	2024	2023	2022
	USD thousands

Programmatic	324,466	299,005	274,355
Performance	41,011	32,988	60,895

	365,477	331,993	335,250

For the year ended December 31, 2024, one buyer represents 11.5% of revenue. For the year ended December 31, 2023, no individual buyer accounted for more than 10% of revenue. For the year ended December 31, 2022, one buyer represents 10.7% of revenue.